                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 _____________

                      FEBRUARY 24, 2005 (FEBRUARY 4, 2005)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                            SURGE GLOBAL ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                     0-24269               34-1454529
   (STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

       12220 EL CAMINO REAL
            SUITE 410                                             92130
          SAN DIEGO, CA                                         (ZIP CODE)

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (858) 704-5010
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 17, 2005, we entered into an amended letter of intent (the "Amended LOI") with Deep Well Oil & Gas, Inc. ("Deep Well") in connection with the Sawn Lake area of Alberta, Canada. The Amended LOI amends the terms of the original letter of intent between us and Deep Well dated February 4, 2005. Pursuant to the Amended LOI, we have agreed to negotiate a definitive Farm-In Agreement in addition to the Joint Operating Agreement (together, the "Agreements"). The Amended LOI provides that we would pay a combination of cash and common stock for the purchase of the undivided 40% working interest in the Sawn Lake area. We would pay $1 million upon execution of the Agreements and an additional $1 million upon completion of the second test well. Also, an amount of our common stock equal to one-third of our currently outstanding shares of common stock on a fully diluted basis would be placed in escrow for the benefit of Deep Well. The shares would be released from escrow when a mutually acceptable third party engineering firm has estimated that the acreage includes a specified amount of proved and producing reserves. Deep Well will agree to assign to us or any designee of ours a security interest in an undivided 41% interest in the Sawn Lake property. Subject to certain limitations, the fees and expenses will be shared by us and Deep Well. Deep Well will also agree to issue warrants to the holders of notes to be issued by us to finance our acquisition of the 40% undivided working interest. Pursuant to the Amended LOI, Deep Well agreed to negotiate exclusively with us until March 31, 2005, regarding the sale of all or any part of the Sawn Lake property.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SURGE GLOBAL ENERGY, INC.


                                                   By:  /s/ Fred W. Kelly
                                                        ------------------------
                                                        Fred W. Kelly
                                                        Chief Executive Officer

Date:  February 24, 2005